Loan Payable	9 Months Ended
Sep. 30, 2015
Debt Disclosure [Abstract]
Loan Payable

NOTE 3 - LOAN PAYABLE

The Company has entered the loan agreement with The Breast Foundation, a non-related party on December 31, 2012 with no interest, collateralized by the intellectual property asset of the Company, and due on demand. The balance as of December 31, 2014 and 2013 are $46,100 and $30,000, respectively.

The Company has a line of credit with a limit of $100,000 with interest rate of 4.95% and expires on October 27, 2017. The Company has a balance of $34,892 as of December 31, 2014. This line of credit is collateralized by the Company’s inventory, accounts receivable, equipment, and general intangibles.